STREAMLINING INITIATIVES	9 Months Ended
Sep. 29, 2012
STREAMLINING INITIATIVES
STREAMLINING INITIATIVES

11.            STREAMLINING INITIATIVES

In the third quarter of 2012, the Company initiated actions to reduce staff at JUICY COUTURE.  These actions resulted in charges related to severance and are expected to be completed in the fourth quarter of 2012.

In the fourth quarter of 2011, the Company commenced streamlining initiatives that impacted all of its reportable segments and included rationalization of office space and staff reductions, which are expected to be completed by the end of 2012. In connection with this initiative, in the second quarter of 2012, the Company commenced a reduction of the workforce in its corporate centers in New Jersey and New York. These actions resulted in charges related to severance and asset impairments and are expected to be completed in the fourth quarter of 2012.

In the fourth quarter of 2011, the Company agreed to terminate its agreement with an affiliate of DKI, which ended the exclusive license agreement for the DKNY® Jeans and DKNY® Active brands. These actions included contract terminations and staff reductions and concluded in the first quarter of 2012.

In the second quarter of 2011, the Company initiated actions to close its Ohio distribution center, which were previously expected to be completed in the fourth quarter of 2012. However, due to delays in completing the outsourcing of the Company’s distribution function, the Ohio distribution center will remain open past the end of the 2012 fiscal year, with related restructuring actions completed coincident with the closure of such facility. In the first quarter of 2011, the Company initiated actions to reduce staff at JUICY COUTURE. These actions resulted in charges related to contract terminations, severance, asset impairments and other charges.

For the nine months ended September 29, 2012, the Company recorded pretax charges totaling $43.2 million related to these initiatives. The Company expects to pay approximately $16.1 million of accrued streamlining costs in the next 12 months. For the nine months ended October 1, 2011, the Company recorded pretax charges of $49.5 million related to these initiatives, including $2.6 million of contract termination costs, $17.2 million of asset write-downs and disposals, $9.3 million of payroll and related costs and $20.4 million of other costs. Approximately $24.6 million and $17.2 million of these charges were non-cash during the nine months ended September 29, 2012 and October 1, 2011, respectively.

For the nine and three months ended September 29, 2012 and October 1, 2011, expenses associated with the Company’s streamlining actions were primarily recorded in SG&A in the Condensed Consolidated Statements of Operations and impacted reportable segments as follows:

	Nine Months Ended		Three Months Ended
In thousands	September 29, 2012 (39 Weeks)	October 1, 2011 (39 Weeks)	September 29, 2012 (13 Weeks)	October 1, 2011 (13 Weeks)
JUICY COUTURE	$14,501	$17,709	$3,062	$2,993
LUCKY BRAND	10,766	7,028	1,032	2,204
KATE SPADE	9,695	4,513	890	1,399
International-Based Direct Brands (a)	--	616	--	221
Adelington Design Group & Other	8,195	19,661	845	4,847
Total	$43,157	$49,527	$5,829	$11,664

(a)          Represents allocated corporate charges that were not reported as discontinued operations.

A summary rollforward of the liability for streamlining initiatives is as follows:

In thousands	Payroll and Related Costs	Contract Termination Costs	Asset Write-Downs	Other Costs	Total
Balance at December 31, 2011	$7,416	$17,844	$--	$30,929	$56,189
2012 provision	12,143	2,696	24,608	3,710	43,157
2012 asset write-downs	--	--	(24,608)	--	(24,608)
Translation difference	38	124	--	7	169
2012 spending	(11,839)	(14,291)	--	(17,979)	(44,109)
Balance at September 29, 2012	$7,758	$6,373	$-	$16,667	$30,798